UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_________________

Date of Report (Date of earliest event reported): February 21, 2007

CHINA CLEAN ENERGY INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50494	87-0700927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17 Candlewood Drive West Windsor, New Jersey	08550
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 0086-591-85773387

c/o Fujian Zhongde Technology Co., Ltd.
Fulong Industry Zone
Longtian Town Fuqing City
Fujian, China 35013
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01. Regulation FD Disclosure.

On February 21, 2007, at 9:00 a.m. PT, Gary Zhao, China Clean Energy Inc.’s Chief Financial Officer, conducted a verbal and PowerPoint presentation and live webcast for investors and the general public at the Roth Capital Partners 19th Annual OC Conference. A transcript of the presentation is furnished under this Item 7.01 pursuant to Regulation FD and is included as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the PowerPoint presentation was previously furnished as Exhibit 99.2 to that certain Current Report on Form 8-K/A filed with the Securities and Exchange Commission on February 9, 2007.

The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under such section, nor shall it be deemed incorporated by reference in any filing of China Clean Energy Inc. under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Transcript of February 21, 2007 Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA CLEAN ENERGY INC.

Date: February 27, 2007	By:	/s/ Tai-ming Ou
Name: Tai-ming Ou
Title: Chairman of the Board of Directors and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of February 21, 2007 Presentation